4




               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                            March 29, 1999
        Date of Report (Date of earliest event reported):  (March 24, 1999)


                    RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                            MISSOURI
         (State or Other Jurisdiction of Incorporation)


             1-13248                               43-1674052
    (Commission File Number)           (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri            63103-2275
  (Address of principal executive offices)             (Zip Code)

                            314-923-4444
      (Registrant's telephone number, including area code)

                         Not Applicable
 (Former  Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     Not applicable.

Item 2.   Acquisition or Disposition of Assets.

     Not applicable.

Item 3.   Bankruptcy or Receivership.

     Not applicable.

Item 4.   Changes in Registrant's Certifying Account.

     Not applicable.

Item 5.   Other Events.

STATUS OF LITIGATION RELATING TO THE REORGANIZATION AND PUBLIC OFFERING

     On March 24, 1999, the Missouri Supreme Court declined the request of Blue Cross and Blue Shield of Missouri (BCBSMo), parent company of the Registrant, to limit the Cole County Circuit Court from, among other things, taking any further action pending resolution of the appeal of the case before the Missouri Supreme Court, except for considering the Joint Motion By All Parties and the Amici Curiae to Approve Settlement Agreement.

     The press release dated March 26, 1999 is attached hereto as
Exhibit 99(a).

Item 6.   Resignations of Registrant's Directors.

     Not applicable.

Item 7.   Financial Statements
     Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

                    99(a)     Press Release dated March 26, 1999.

Item 8.   Change in Fiscal Year.

     Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.
                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  March 29, 1999

                              RIGHTCHOICE MANAGED CARE, INC.


                              By:  /s/ Sandra A. Van Trease
                                Sandra A. Van Trease
                                Chief Financial Officer, Senior
                                Executive Vice President and
                                Chief Operating Officer

                          EXHIBIT INDEX

Exhibit No.              Description

99(a)               Press Release dated March 26, 1999.